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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 26, 2004
                               ------------------
                        (Date of earliest event reported)

                                 TELKONET, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
                 (State or Other Jurisdiction of Incorporation)

      000-27305                                           87-0627421
(Commission File No.)                       (I.R.S. Employer Identification No.)

            20374 Seneca Meadows Parkway, Germantown, Maryland 20876
                    (Address of Principal Executive Offices)

                                 (240) 912-1800
                         (Registrant's Telephone Number)


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ITEM 5. OTHER EVENTS.

                  On May 26, 2004, Telkonet, Inc. (the "Company") sent a letter to the Berlin-Bremen Stock Exchange ("BBSE") demanding that the Company's common stock be delisted from the BBSE and that the BBSE immediately cease any and all trading in the Company's common stock. The listing of the Company's common stock on the BBSE was effectuated without the Company's prior knowledge or consent. On May 27, 2004, the Company received written confirmation from the BBSE that the BBSE had taken immediate steps to delist the Company's common stock, which delisting took effect as of the close of trading on May 27, 2004. Therefore as of the close of trading on May 27, 2004, shares of the Company's common stock are no longer traded on the BBSE.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) No financial statements are required to be filed as part of this Current Report on Form 8-K.

         (b) No pro forma financial information is required to be filed as part of this Current Report on Form 8-K.

         (c) The following exhibit is filed as part of this Current Report on Form 8-K:

                  99       Press Release dated June 2, 2004



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TELKONET, INC.
Date: June 2, 2004
                                             /s/ Ronald W. Pickett
                                             -------------------------------
                                             Ronald W. Pickett
                                             Chief Executive Officer